UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2019

RIGHT ON BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55704	45-1994478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3235 Skylane Drive #127

Carrollton Texas 75006

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  424-259-3521

Not Applicable

 (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Material Definitive Agreement

            Mancini Beverage a long time Dr. Pepper/Snapple/Coors distributor in Connecticut /Rhode Island to distribute EndoWater

Mancini Beverage’s delivery and logistics platform is at the heart of what they do, they work tirelessly to ensure their customers receive efficient and accurate service. Their warehousing capacity exceeds 500,000 square feet and they operate a fleet of 75 trucks daily, delivering to over 8,500 retailers, bars, restaurants, grocery and convenience stores state-wide in Rhode Island and Connecticut. Their drivers and delivery support teams are best-in-class. They pride themselves on being detail-oriented, friendly and professional.

http://www.mancinibeverage.com

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned authorized officer.

Right on Brands, Inc.

Date: April 29, 2019	By:	/s/ Dr. Ashok Patel
Dr. Ashok Patel
CEO

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